hcri\Emeritus-SPE\mortgage\Louisville     -  27  -     8/25/03
hcri\Emeritus-SPE\mortgage\Louisville     8/25/03
RECORDING  REQUESTED  BY  AND
WHEN  RECORDED  MAIL  TO  AND
THIS  INSTRUMENT  PREPARED  BY:




                     LEASEHOLD MORTGAGE, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT
                               AND FIXTURE FILING


          THIS LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING ("Mortgage") is made and entered into effective as the 28th day of August, 2003 (the "Effective Date") by EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Mortgagor"), having its chief executive office at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, in favor of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Mortgagee"), having its principal office at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475.
A. Mortgagor is the owner of a leasehold interest in the Real Property (defined below). Mortgagor intends to operate, directly or through its subsidiaries, an assisted living facility, as described on Exhibit C, attached hereto and made a part hereof, at the Real Property (the "Facility") and is the tenant of the Facility pursuant to a Lease Agreement between HCRI Stonecreek Properties, LLC, a Delaware limited liability company, as assignee of LM Louisville Assisted Living, LLC ("Landlord"), and Mortgagor dated as of February
     26, 1996, as amended time to time ("Lease"), which Lease is evidenced with respect to the Facility by the recording of a Memorandum of Lease recorded as shown on Exhibit C, attached hereto and made a part hereof.
B. As of the Effective Date, Mortgagee extended a loan in the amount of $3,100,000.00 ("Loan") to Mortgagor. In order for Mortgagee to extend the Loan to Mortgagor, Mortgagee requires that Mortgagor enter into this Mortgage to grant a lien on Mortgagor's leasehold interest and all government authorizations and personal property used in the operation of the Facility and owned by Mortgagor.
          In consideration of the loan advances described in Article 2 made or to be made by Mortgagee to Mortgagor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor has executed and delivered this Mortgage and by these presents does mortgage, warrant, grant, transfer and convey to Mortgagee and to its successors and assigns, forever all of Mortgagor's right, title, and interest to and under the following property which Mortgagor now owns or may hereafter acquire ("Property"):
1. The leasehold estate of Mortgagor arising under the Lease in the real property described on Exhibit A attached hereto ("Real Property"), including without limiting the completeness of the foregoing grant Mortgagor's interest in the  following:
(a) all tenements, hereditaments, and easements, rights of way, licenses, rights, privileges, and appurtenances pertaining to the Real Property presently owned or hereafter acquired by Mortgagor, including, without limitation, easements, rights of way, streets, ways, alleys, gores, or strips of land, whether or not adjoining the Real Property;
(b) all buildings and any other improvements ("Improvements") now or hereafter erected or placed upon the Real Property and all fixtures ("Fixtures")
     of every kind and nature whatsoever now or hereafter affixed to the Real Property or Improvements (without limiting the generality of what may be a Fixture, all heating, ventilating, air conditioning, air cooling, lighting, incinerating, plumbing, cleaning, communications and power equipment, screens, storm doors, storm windows, shades, awnings, floor coverings, and carpeting, shall be deemed to be Fixtures and to be a part of the Real Property, whether or not physically attached to the Real Property); and
(c) all rents, income, issues, profits, royalties, and other benefits derived or to be derived from the Real Property, Improvements, and Fixtures (all of which are called "Rents") and all of Mortgagor's interest in any lease, sublease license or other agreement pursuant to which any Rents are payable and the Lease (all of which are called "Leases").
2. All the right, title, interest, claims, or demands, including, without limitation, claims to the proceeds of any insurance which Mortgagor now has or may hereafter acquire with respect to any Property and all awards made for the taking of the whole or any part of the Property by eminent domain or by any proceeding or the proceeds of any purchase or transfer in lieu thereof, including, without limitation, any awards resulting from a change of grade or streets or for severance damages.
3. The Real Property, if ever acquired by Mortgagor, and all real property hereafter acquired by Mortgagor which is made a part of the lot(s) or parcel(s) which presently constitute(s) the Real Property on the tax maps of the county auditor for so long as such after-acquired real property shall be a part of such lot(s) or parcel(s) (Mortgagor shall execute and deliver to Mortgagee such instruments as Mortgagee may require to confirm the lien of this Mortgage on the Real Property or the additional property covered by this clause. This clause is intended to insure that the lien of this Mortgage shall always encumber one or more complete lots or parcels on the tax maps in the office of the auditor of the county in which the Real Property is located so that the ability to transfer the Real Property under Article 6 shall not be defeated or hindered by any alteration of the lot(s) or parcel(s) which presently constitute(s) the Real Property on such tax maps.)
AND Mortgagor grants to Mortgagee a security interest in and to Mortgagor's right, title and interest in the following described property:
4. All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment," "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the State where the Real Property is located ("State")) and any leasehold interest of Mortgagor in any of the foregoing, now or hereafter located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures and replacements, additions, and accessions thereto, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.
5.     All  accounts,  general  intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures, and replacements, additions, and accessions thereto.
6. All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
7. Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, renovation, operation and management of the Improvements, management agreements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
8. All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or otherwise used or usable in connection with the Real Property and Improvements.
9. The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
          TO HAVE AND TO HOLD the same with all of the rights, privileges and appurtenances thereto belonging unto Mortgagee, its successors and assigns forever in accordance with the terms and conditions set forth herein.
                            ARTICLE 1:     WARRANTIES
1.1 Mortgagor covenants with Mortgagee and its successors and assigns that: the Lease is in all respects valid and in full force and effect, Mortgagor is not in default under the terms and provisions thereof, that Mortgagor has no knowledge of, nor has received any notice from the Landlord of any default under the Lease, no controversy exists involving any claim of default under the Lease; Mortgagor holds an unencumbered leasehold interest in the Property; to the best of Mortgagor's knowledge the Property is free from all mortgages, liens, charges, claims, security interests, pledges, collateral assignments, leases, attachments, levies, encroachments, rights of way, restrictions, assessments, and all other encumbrances and title matters of every kind or nature whatsoever, except for the exceptions listed on Exhibit B attached hereto and liens permitted or granted under the terms of the Lease (the "Permitted Exceptions"); with the consent of the Landlord under the Lease, which consent has been granted as of the date hereof, Mortgagor has good right to mortgage, sell and convey the same.
                             ARTICLE 2:     PURPOSES
2.1     Secured Obligations.  This Mortgage secures performance of the following
        -------------------
obligations  (the  "Secured  Obligations")  of  Mortgagor:
2.1.1     Payment  of  Credit  Extended.  The  payment  of  the  indebtedness of
          -----------------------------
Mortgagor to Mortgagee in the original principal amount of $3,100,000.00 plus interest on the unpaid balance thereof, which indebtedness is evidenced by a promissory note ("Note") made by Mortgagor and delivered to Mortgagee on this date, and any extensions, modifications, substitutions or renewals of the indebtedness or Note, and which is due and payable on the Maturity Date set forth in the Note, which shall be no later than the date three years after the Commencement Date. "Commencement Date" means the Effective Date if the Effective Date occurs on the first day of a month, otherwise means the first day of the month after the Effective Date.
2.1.2     Obligations  Under Loan Documents.  The performance of all obligations
          ---------------------------------
of Mortgagor under the Note, this Mortgage and all other documents executed by Mortgagor in connection therewith, any extensions, modifications or renewals thereof, and any documents executed in substitution therefor (collectively, the "Loan Documents").
2.1.3     Advances  to  Protect Property.  The payment of unpaid balances of all
          ------------------------------
advances made by Mortgagee for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Property.
2.1.4     Future  Advances.  The payment of any unpaid balances of loan advances
          ----------------
which Mortgagee may make or may be obligated to make under this Mortgage at any time after this Mortgage is delivered to the recorder in the County in which the Real Property is located for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of $3,100,000.00 which may be outstanding at any time and from time to time.
2.1.5     Other  Future Advances.  With respect to items of Property in which no
          ----------------------
interest arises under real estate law and with respect to all items of Property which are or are to become Fixtures as defined for purposes of Article 9, the repayment of all advances made and value extended hereafter by Mortgagee to or
               ---
on behalf of Mortgagor, whether or not made or extended pursuant to an existing commitment provided said amount shall not exceed $3,100,000.00.
2.1.6     [Reserved]
          ----------
2.1.7     Mortgagor's  Obligations.  As  used  herein, "Mortgagor's Obligations"
          ------------------------
means, collectively, all of the Secured Obligations required to be paid or performed by Mortgagor.
2.2     Combination  of  Instruments.  This  Mortgage  combines  a  real  estate
        ----------------------------
mortgage, an assignment of rents and leases, a security agreement, a fixture filing, and a financing statement into one document and shall be construed accordingly.
2.3     Open-End  Mortgage.  For  all items of the Property in which an interest
        ------------------
arises under real estate law, this is an open-end mortgage which secures payment of future advances.
2.4     Security Agreement.  For all Fixtures and all items of Property in which
        ------------------
no interest arises under real estate law, this Mortgage is also a security agreement under Article 9. To the extent that this Mortgage is a security agreement, it secures all future advances made and value hereafter extended to or on behalf of Mortgagor.
2.5     Financing Statement and Fixture Filing.  This Mortgage, a carbon copy, a
        --------------------------------------
photographic copy, or other reproduction of it or a financing statement is sufficient as a financing statement and may be filed as such. As a financing statement, this Mortgage covers items of collateral which are or which may become fixtures in addition to personal property. If this Mortgage or any reproduction of it is filed as a financing statement: Mortgagor is the debtor; Mortgagee is the secured party; an address of Mortgagee from which information concerning the security interest may be obtained is Mortgagee's address set forth at the beginning; and a mailing address of Mortgagor is Mortgagor's address at the beginning.
2.6     Interpretation.  This  Mortgage  form  is  and  shall  be  construed
        --------------
accordingly  to  reflect  the  fact  that  the credit giving rise to the Secured
        --
Obligations  would  not  have  been  extended  by Mortgagee but for the security provided by this Mortgage. Where the sense requires it, the singular may be read as the plural or the reverse and any gender may be read as any other gender.
                            ARTICLE 3:     COVENANTS
3.1     Obligations.  Mortgagor shall pay and perform all of Mortgagor's Secured
        -----------
Obligations  when  due  and  required.
3.2     Impositions.
        -----------
3.2.1 Except as otherwise set forth in the Lease, Mortgagor shall pay, not later than one day prior to the date such Impositions become delinquent, all real estate taxes, personal property taxes, general and special assessments, water and sewer rents and charges, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Property, and all other governmental levies and charges (collectively, the "Impositions") of every kind and nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, which shall be assessed, levied, confirmed, imposed or become a lien upon or against the Property or any part thereof, or which shall become due and payable with respect thereto, unless contested in good faith as permitted by the Lease. Mortgagor shall deliver to Mortgagee [i] not more than five days after the delinquency date of each Imposition, a copy of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the delinquency date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Mortgagee. If any law of any government having jurisdiction over the Property is enacted after this date [i] deducting from the value of land for the purpose of taxation any lien thereon; [ii] imposing upon Mortgagee the payment of the whole or any part of the Imposition which is required to be paid by Mortgagor hereunder; or [iii] changing in any way laws relating to the taxation of deeds of trust or debts secured by deeds of trust or mortgage interests in the Property, or the manner of collection of taxes, in any such case, so as to affect this Mortgage or the Secured Obligations, then Mortgagor, upon 30 days'
notice  from  Mortgagee,  shall  pay  such  Imposition  or  reimburse  Mortgagee therefor.
3.2.2 Mortgagor shall pay, or reimburse Mortgagee for, all sales taxes, intangible taxes, mortgage taxes, gross receipts taxes, documentary stamp taxes, mortgage assignment taxes, transfer taxes and similar taxes imposed on Mortgagee relating to the Secured Obligations, Note, this Mortgage, or the indebtedness secured by this Mortgage. At the direction of Mortgagee, Mortgagor shall pay or reimburse Mortgagee for such taxes 30 days after Mortgagee gives notice to Mortgagor.
3.3     Insurance.
        ---------
3.3.1 Except as otherwise set forth in the Lease, Mortgagor shall maintain in full force and effect an extended coverage "Special Form" policy ("Policy") of insurance in a nonreporting form insuring against physical loss or damage to the Improvements and personal property, including but not limited to risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Property). The Policy shall be in the amount of the full replacement value of the Improvements and personal property and shall contain a deductible amount acceptable to Mortgagee. Mortgagee shall be named as mortgagee and loss payee under a standard non-contributing lender's loss payable clause.
3.3.2     The  Policy  shall  include  the  following  coverage:
[i]     A  stipulated  value  endorsement  or  agreed  amount  endorsement  and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.
[ii] If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Property, in commercially reasonable amounts acceptable to Mortgagee.
[iii] Consequential loss of rents and income coverage insuring against all "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Mortgagee covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least six months, and shall be written with a stipulated amount coverage if available at a reasonable premium.
[iv] Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Mortgagee.
[v] Effective when the Facility commences operations, loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Mortgagor for safekeeping, in commercially reasonable amounts acceptable to Mortgagee.
3.3.3 If the Property is located, in whole or in part, in a federally designated 100-year flood plain area, Mortgagor shall maintain in full force and effect flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
3.3.4     In  connection  with any construction on the Property, Mortgagor shall maintain in full force and effect a builder's completed value risk policy ("Builder's Risk Policy") of insurance in a nonreporting form insuring against all "Special Form" risk of physical loss or damage to the Improvements, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Property). The Builder's Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Mortgagee. Mortgagee shall be named under a standard noncontributing lender's loss payee clause. The Builder's Risk Policy shall include an endorsement permitting initial occupancy.
3.3.5 Mortgagor shall maintain in full force and effect liability insurance against the following:
[i]     Claims  for  personal  injury  or  property  damage  commonly covered by commercial general liability insurance with endorsements for incidental malpractice, blanket contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.
[ii] Claims for personal injury and property damage commonly covered by commercial automobile liability insurance, covering all owned and non-owned automobiles, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.
[iii] Claims commonly covered by worker's compensation insurance for all persons employed by Mortgagor on the Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
3.3.6 Mortgagor shall comply with the following insurance requirements throughout the term of the loan:
[i] The form and substance of all policies shall be subject to the approval of Mortgagee, which approval will not be unreasonably withheld.
[ii] The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of IX or larger and shall be authorized to do insurance business in the State.
[iii] Mortgagor shall be the "named insured" and Mortgagee shall be the "additional insured" on each liability policy.
[iv] Mortgagor shall deliver to Mortgagee policies or other satisfactory evidence showing the required coverages and endorsements. The policies of insurance shall provide that no cancellation, reduction in amount or material change in coverage shall be effective until at least 30 days after written notice  to  Mortgagee.
[v] Mortgagor shall notify Mortgagee of any loss or damage to the Property in excess of $150,000.00 which is or may be covered by any insurance immediately after  the  occurrence  thereof.  Mortgagor  shall  promptly  adjust  and compromise any insurance claims and, if Mortgagor fails (in Mortgagee's good faith judgment) to promptly adjust and compromise such claims, Mortgagee shall have the right, but not the obligation, on behalf of Mortgagor, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Except as provided herein, Mortgagor shall not adjust or compromise any claims under such insurance, or collect and receive the proceeds thereof, without the written consent of Mortgagee. Mortgagee is hereby irrevocably appointed attorney-in-fact for Mortgagor for such purposes, and Mortgagor shall, upon request of Mortgagee, execute any proofs of loss, vouchers and releases in connection with such claims. [vi] Mortgagor may carry the insurance required hereunder under a blanket policy of insurance, provided that the coverage afforded Mortgagee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Mortgage. [vii] Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this section or increase the amounts of any then existing policy by securing an additional policy or policies unless all parties having an insurable interest in the subject matter or the insurance, including Mortgagee, are included therein as an additional insured and the losses payable under said insurance in the same manner as losses are payable under this Agreement. Mortgagor shall immediately notify Mortgagee of the taking out of any such separate insurance or the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.
[viii] Mortgagor acknowledges that Mortgagee may collaterally assign the loan as security for any loan or loans to Mortgagee. Mortgagor shall, within seven days after a request from Mortgagee, deliver to Mortgagee certificates of insurance naming any such lender as an additional insured.
[ix] Mortgagor hereby assigns to Mortgagee all unearned premiums as further security for the Secured Obligations and the transfer of title to the Property by any means, including, without limitation, sale pursuant to any remedy permitted by this Mortgage, shall constitute an assignment to Mortgagee or other purchaser of all right, title, and interest of Mortgagor in and to proceeds from such policy attributable to loss or damage occurring prior to the transfer of title to the Property.
[x] At least 30 days prior to the expiration of each insurance policy, Mortgagor shall deliver to Mortgagee a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Mortgagor's insurance agent.
3.4     Funds  for  Impositions and Insurance.  Except as otherwise set forth in
        -------------------------------------
the  Lease:
3.4.1 After an Event of Default, Mortgagor shall pay to Mortgagee a sum (called "Funds") equal to one-twelfth of the yearly payments for Impositions and insurance on the Property, as may be reasonably estimated by Mortgagee, together with the monthly payments to be made under the Note. The Funds paid to
Mortgagee shall be used to make the specified payments and as additional security for the Secured Obligations.
3.4.2 The Funds shall be deposited by Mortgagee with an institution the deposits or accounts of which are insured or guaranteed by federal or state agency, and shall not be deemed to be funds held in trust, and may be held with the general funds of such depository. The funds shall be placed in an interest-bearing account. All interest thereon shall be considered "Funds".
3.4.3 If the amount of the Funds held by Mortgagee together with future monthly installments of Funds payable prior to the due dates of the Impositions and the insurance on the Property shall not be sufficient to make payments as they fall due, Mortgagor shall pay to Mortgagee the amount necessary to pay the deficiency within 10 days after the date from which Mortgagee gives notice requesting payment thereof.
3.4.4 Upon performance in full of the Secured Obligations, Mortgagee shall promptly refund to Mortgagor any Funds held by Mortgagee.
3.4.5 If the Property is sold or acquired by Mortgagee, Mortgagee shall apply any Funds then held by Mortgagee as a credit against the Secured Obligations.
3.4.6 Mortgagee has the right to make payments for which it is holding Funds, and at its election, to make other payments required to be made by Mortgagor.
3.5     Application  of Payments.  All payments and proceeds of sale received by
        ------------------------
Mortgagee  under  this  Mortgage  shall  be  credited  as set forth in the Note.
3.6     Charges  and  Liens.  Except  to  the  extent  Mortgagor  makes payments
        -------------------
therefor under 3.4 and except for Permitted Liens (as hereinafter defined), Mortgagor shall promptly pay before delinquent taxes, assessments, levies, and any other charges which have or may become a lien on any of the Property. For purposes hereof, Permitted Liens means [i] liens granted to Mortgagee; [ii] liens customarily incurred by Mortgagor in the ordinary course of business for items not delinquent, including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Mortgagee obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Mortgagee if the original cost of the equipment  exceeds  $250,000.00.
3.7     Preservation  of  Property.  Mortgagor  shall  keep the Property in good
        --------------------------
repair, and shall neither commit waste nor permit impairment or deterioration of the Property.
3.8     Protection  of  Security.  If  Mortgagor  fails  to  perform Mortgagor's
        ------------------------
agreements under this Mortgage or if any action or proceeding is commenced which materially affects Mortgagee's interest in the Property, including, without limitation, any proceeding concerning eminent domain, insolvency or enforcement of any ordinance, legislation, or regulation, then Mortgagee is authorized to make such appearances, disburse such sums, and take such action that Mortgagee reasonably determines is necessary or desirable to protect the Property and Mortgagee's interest therein, including, without limitation, the disbursement of sums for payment of reasonable attorneys' fees, taxes, assessments, insurance premiums, costs incurred for the protection of the Property, and the entry upon the Property to make repairs.
3.9     Inspection.  After  reasonable  notice  to  Mortgagor,  Mortgagee or any
        ----------
person authorized by Mortgagee may enter upon and inspect any of the Real Property at all reasonable times.
3.10     Eminent  Domain.  If  the Real Property or any part thereof becomes the
         ---------------
subject of any proceeding ("Condemnation") for the taking of property or any conveyance in lieu thereof, the following provisions shall apply.
3.10.1     Notice  of  Condemnation.  Mortgagor shall give written notice of the
           ------------------------
Condemnation to Mortgagee within one business day after Mortgagor is notified of the Condemnation. Within 15 days after Mortgagor is notified of the Condemnation, Mortgagor shall provide the following information to Mortgagee:
[i] the date of the Condemnation; [ii] the nature of the Condemnation; [iii] a description of the portion of the Real Property affected by the Condemnation; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Real Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Real Property; and [vi] a description of the anticipated settlement amount and the expected settlement date. Within five days after request from Mortgagee, Mortgagor will provide Mortgagee with copies of all correspondence relating to the Condemnation and any other information reasonably requested by Mortgagee.
3.10.2     Proceeds.  Mortgagor  shall  pay  or cause to be paid to Mortgagee so
           --------
much of the award or compensation resulting therefrom ("Proceeds") as is attributable to the Real Property, up to the outstanding amount of Mortgagor's Obligations, and Mortgagor hereby directs such payments to be made directly to Mortgagee and hereby assigns to Mortgagee Mortgagor's rights thereto. Mortgagee may apply all or any part of the Proceeds, after deducting all costs and expenses (regardless of the nature thereof and whether incurred with or without suit, including, without limitation, reasonable attorneys' fees) incurred by Mortgagee in connection with the Proceeds, either to the payment of Mortgagor's Obligations or to the restoration of the Real Property upon such conditions as Mortgagee may require. Notwithstanding the foregoing, if the amount of Proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Mortgagor shall have the right to require that the Proceeds be applied to the restoration of the Real Property which shall be upon such conditions as Mortgagee may require.
3.10.3     Intervention  by  Mortgagee.  Mortgagee is hereby authorized, but not
           ---------------------------
required, to intervene at any time in any such proceedings, settlement thereof, or conveyance in lieu thereof, to prosecute or to settle any such proceedings or conveyance; and to collect the Proceeds resulting therefrom; all on behalf of and in the name of Mortgagor and Mortgagee and according to Mortgagee's sole discretion.
3.10.4     Defense  by  Mortgagor.  If  Mortgagee  does not do so under  3.10.3,
           ----------------------
Mortgagor shall defend, protect, and uphold the value of the Real Property and Mortgagee's rights to receive any portion of the Proceeds attributable to the value of the Real Property; however, Mortgagor shall consult with Mortgagee throughout such proceedings and prior settlement thereof or any conveyance in lieu thereof and abide by Mortgagee's directions concerning such proceedings, settlement, or conveyance.
3.10.5     Mortgagor's  Obligations.  Mortgagor's  obligation to make payment on
           ------------------------
Mortgagor's Obligations shall not abate pending any repair or restoration of the Real Property due to the Condemnation. In addition, Mortgagor shall reimburse Mortgagee, within 10 days after demand, for all costs, expenses, and fees (including architect and engineer fees) incurred by Mortgagee in connection with any repair or restoration of the Real Property due to the Condemnation.
3.10.6     Condemnation  Proceeds  Not Trust Funds.  Notwithstanding anything in
           ---------------------------------------
this Mortgage or at law or equity to the contrary, none of the Proceeds paid to Mortgagee shall be deemed trust funds, and Mortgagee shall be entitled to dispose of such proceeds as provided in this 3.10. Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Real Property from any Condemnation.
3.11     Other  Mortgages  and  Liens.
         ----------------------------
3.11.1     Prior  Mortgages.  If  any  of  the  Property  is  subject or becomes
           ----------------
subject to a lien prior to the lien of this Mortgage, the following provisions shall apply:
[i] Mortgagor shall pay when due all amounts required to be paid under any obligation secured by a prior lien and shall otherwise perform all of the obligations of Mortgagor thereunder.
[ii] Mortgagor shall not request, accept, or permit payment to Mortgagor of any loan amount or disbursement the repayment of which is secured by any prior mortgage without prior express written consent from Mortgagee.
[iii] Mortgagor shall be in compliance with 3.3 and 3.4 if Mortgagor pays the Impositions and maintains the insurance coverage required under any prior mortgage to which Mortgagee has expressly consented.
[iv] A default in any prior mortgage shall be a default under this Mortgage. [v] Mortgagee may cure any defaults of Mortgagor under any prior mortgage or pay,  in  whole  or  in  part,  any  prior lien, and, to the extent of such payments, Mortgagee shall be subrogated to the rights and lien of the prior lien; however, any prior lien rights to which Mortgagee may become subrogated shall not merge with the lien of this Mortgage.
3.11.2     No  Merger  of  Liens.  Mortgagee  may at any time during the term of
           ---------------------
this Mortgage hold more than one lien against the Property or any part thereof. All such liens held by Mortgagee shall remain separate and distinct from each other and each shall retain its individual priority and shall not merge with any other lien held by Mortgagee, unless and until Mortgagee executes and records an instrument expressly merging any such liens. If a default in this Mortgage occurs, Mortgagee may foreclose upon any lien against the Property held by it in such order and at such times as Mortgagee may elect. If Mortgagee acquires title to the Property other than through foreclosure of this Mortgage, the lien of this Mortgage shall continue and shall not merge with Mortgagee's title to the Property or interest in the Lease.
3.11.3     Subordination.  (a)  The lien of this Mortgage will be subordinate to
           -------------
a mortgage on the Mortgagee's fee simple interest in the Real Property only to the extent that [i] the mortgagee of such fee mortgage is an Institutional Lender, as defined below, or the mortgage is a Purchase Money Mortgage, as defined below, [ii] the fee mortgagee has delivered a non-disturbance agreement in favor of Mortgagor and Mortgagee in a form acceptable to them, and [iii] such fee mortgage shall be subject to the rights of Mortgagee with respect to the decision to restore the Facility after a casualty and the use of insurance proceeds and condemnation awards as set forth in 3.10.2 and 3.13.2. For purposes hereof, "Institutional Lender" means a commercial bank, savings bank, insurance company, real estate investment trust, pension fund or any other commercial lending institution with assets of not less than $100,000,000, organized under the laws of the United States or any state thereof and "Purchase Money Mortgage" means any mortgage given as security in connection with the purchase of the Property.
     (b) This Mortgage is executed upon condition that (unless this condition is released or waived by Landlord or its successors in interest by an instrument in writing) no purchaser or transferee of the Lease at any foreclosure sale, or other transfer in lieu of foreclosure, shall, as a result of such sale or transfer, acquire any right, title, or interest in or to the leasehold estate in which a lien is hereby created, unless Landlord shall be given notice of such sale or transfer of the Lease, and the effective date of such sale or transfer of the Lease, the instrument used to effect such sale or transfer shall be promptly recorded, a duplicate original or certified copy thereof together with the recording data shall be served upon Landlord within 10 days after the return thereof from the office of recording and such instrument otherwise complies with 3.11.3(d).
     (c) This Mortgage and all rights hereunder (except with respect to payment and use of insurance proceeds and condemnation awards to restore the improvements after casualty or condemnation) are and shall be subject and subordinate to the lien of any fee mortgage held by an Institutional Lender or any Purchase Money Mortgage to which the Lease is or may be subordinate on the express condition, however, that the holder of the fee mortgage and Landlord shall have complied with all requirements of the Lease with respect to such subordination. The holder hereof shall, within 30 days after receipt of a request therefor, at any time, execute, acknowledge, and deliver to Landlord, at the expense of Mortgagor but without expense to Landlord, any instrument that may be necessary or proper to confirm the subordination of this instrument and certain rights hereunder (subject to the limitations and conditions set forth above) to the lien of any such fee mortgage and any renewal, modification, consolidation, replacement, or extension thereof, or of any future mortgage, and, if the holder hereof shall fail at any time to execute, acknowledge, and deliver any such subordination instrument within 30 days after receipt of the request therefor, Landlord, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge, and deliver the same as the attorney-in-fact of the holder thereof and in his name, place, and stead, and the holder hereof appoints Landlord such attorney-in-fact for that purpose subject to the limitations and conditions set forth above and in the Lease. Such appointment is irrevocable as coupled with an interest.
     (d) This Mortgage is executed and delivered upon the condition that no party shall acquire any interest in the Lease in which a lien is hereby granted unless: [i] the provisions of 3.11.3(b) have been complied with; [ii] the instrument transferring such interest obligates such party to perform and observe the covenants and conditions in the Lease required to be performed by Mortgagor; [iii] such instrument is executed by such party in the manner required to entitle a deed to recordation; and [iv] before such party shall take possession of the leased property an executed copy of such transfer and assumption shall be delivered to Landlord. If this Mortgage shall be held by an Institutional Lender (as defined in 3.11.3(a)) and such Institutional Lender shall acquire Mortgagor's interest in the Lease as a result of a sale under this Mortgage pursuant to a judgment of foreclosure and sale, or through any transfer in lieu of foreclosure, or through settlement of or arising out of any pending or contemplated foreclosure action, such Institutional Lender shall have the privilege of transferring its interest in the Lease to a nominee or a wholly owned subsidiary corporation without the prior consent of Landlord, provided, however, such transferee shall comply with [i], [ii], [iii] and [iv]above, and such Institutional Lender shall be relieved of any further liability under the Lease from and after such transfer. Such Institutional Lender or the nominee or wholly owned subsidiary corporation to which it may have transferred the Lease, or any other Institutional Lender which may at any time acquire the Lease, shall be relieved of any further liability under the Lease from and after a transfer by it of the Lease.
3.11.4     No  Consent.  Nothing  in  this  3.11 shall be construed to mean that
           -----------
Mortgagee consents to any lien prior to the lien of this Mortgage. Mortgagee consents only to the Permitted Exceptions.
3.12     Advances  and  Default  Rate.  Any  payment  made  by  Mortgagee  that
         ----------------------------
Mortgagee  has  the  right  to  make under any term of this Mortgage (except for payments from Funds for which Funds have been deposited by Mortgagor) and expenses incurred and payments made by Mortgagee in taking action authorized by this Mortgage shall be indebtedness of Mortgagor secured by this Mortgage, shall be payable upon demand, shall bear interest at the Default Rate (as defined in the Note) from the date of disbursement, and shall be deemed advances under subsections 2.1.3, 2.1.4 and 2.1.5.
3.13     Damage,  Destruction  and  Rebuilding.  The  following provisions shall
         -------------------------------------
apply  except  as  otherwise  set  forth  in  the  Lease:
3.13.1     Notice  of  Casualty.  If  the  Real  Property shall be destroyed, in
           --------------------
whole or in part, or damaged by fire, flood, windstorm or other casualty the cost of repair of which exceeds $100,000.00 (a "Casualty"), Mortgagor shall give written notice thereof to Mortgagee within three business days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available, Mortgagor shall provide the following information to Mortgagee: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the property or the Improvements; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the property or the Improvements; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five business days after request from Mortgagee, Mortgagor will provide Mortgagee with copies of all correspondence to the insurer and any other information reasonably requested by Mortgagee.
3.13.2     Application of Insurance Proceeds.  Mortgagee may elect either to [i]
           ---------------------------------
require the Mortgagor to rebuild or repair the property or the Improvements according to plans and specifications approved in writing by Mortgagee and upon such conditions as Mortgagee may reasonably require; or [ii] apply the net proceeds of insurance against the Mortgagor's Obligations to be credited as set forth in the Note. Notwithstanding the foregoing, if the amount of insurance proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Mortgagor shall have the right to require that the proceeds be applied to the restoration of the property or the Improvements which shall be upon such conditions as Mortgagee may require. All net proceeds of insurance policies resulting from claims for casualty to the Real Property, Improvements or any element thereof shall be paid to and held by Mortgagee subject to the provisions of this Mortgage.
3.13.3     Repair.  In  the  event  Mortgagee elects to have the property or the
           ------
Improvements rebuilt or repaired [i] the Mortgagor shall promptly repair or rebuild the property or the Improvements in a good and workmanlike manner, in compliance with all laws and regulations, and in accordance with plans and specifications, construction budget and construction schedule approved by Mortgagee; and [ii] Mortgagee shall apply so much of the net proceeds of such insurance as may be necessary to pay or reimburse the costs of such repair or rebuilding, either on completion thereof or as the work progresses.
3.13.4     Insufficient  Proceeds.  If  the proceeds of any insurance settlement
           ----------------------
are not sufficient to pay the costs of such repair, rebuilding or restoration in full, Mortgagor shall deposit with Mortgagee at Mortgagee's option, and within 10 days of Mortgagee's request, an amount sufficient in Mortgagee's judgment to complete such repair, rebuilding or restoration. Mortgagor shall not, by reason of the deposit or payment, be entitled to any reimbursement from Mortgagee or diminution in or postponement of the payments to Mortgagee on the Note.
3.13.5     No  Abatement;  Expenses.  Mortgagor's obligation to make payments on
           ------------------------
Mortgagor's Obligations shall not abate pending the repairs or rebuilding of the property or the Improvements. Mortgagor shall pay the costs, expenses and fees of any architect or engineer employed by Mortgagee to review any plans and specifications and to supervise and approve the repairs or rebuilding of the property or the Improvements.
3.13.6     Not Trust Funds.  Notwithstanding anything herein or at law or equity
           ---------------
to the contrary, none of the insurance proceeds paid to Mortgagee as herein provided shall be deemed trust funds, and Mortgagee shall be entitled to dispose of such proceeds as provided in this 3.13. Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Project from any casualty whatsoever, whether or not insurable or insured against.
3.14     Existence.  Mortgagor shall maintain its existence, unless, in the case
         ---------
of a merger or consolidation by Mortgagor, the surviving entity in such merger has a net worth immediately after the merger or consolidation at least equal to that of the Mortgagor immediately prior thereto.
               ARTICLE 4:     TRANSFER OF THE PROPERTY; ASSUMPTION
4.1     Mortgagor's Successors.  This Mortgage shall be binding upon Mortgagor's
        ----------------------
successors and assigns and shall be binding upon and inure to the benefit of Mortgagee and its successors and assigns; however, Mortgagor may neither assign Mortgagor's rights under this Mortgage nor delegate Mortgagor's duties under this Mortgage without the express written consent of Mortgagee.
4.2     No  Transfer.  Mortgagor  shall  not  sell,  lease,  grant  a lien on or
        ------------
security interest in, or otherwise transfer or encumber all or any part of the Property or any legal or equitable interests therein without the prior written consent of Mortgagee, or transfers made in accordance with the terms of the Lease, if any.
4.3     No  Release  of  Mortgagor.  No  sale,  transfer,  or encumbrance of the
        --------------------------
Property or of Mortgagor's rights under this Mortgage and the Note and no delegation of Mortgagor's obligations under this Mortgage or any other Mortgagor's Obligations shall release Mortgagor from liability for any
Mortgagor's Obligations unless: [i] Mortgagee and such transferee or delegee agree in writing that such transferee or delegee is satisfactory to Mortgagee and that such transferee or delegee shall perform Mortgagor's Obligations and pay such interest thereon as Mortgagee may request, and [ii] Mortgagee delivers to Mortgagor a written release.
                         ARTICLE 5:     LEASES AND RENTS
5.1     Assignment  of  Rents.  Mortgagor  hereby  authorizes  Mortgagee  or
        ---------------------
Mortgagee's  agents  to  collect the Rents and hereby directs each tenant of the
        -
Property to pay the Rents to Mortgagee or Mortgagee's agents; provided, however, that prior to the occurrence and continuance of an Event of Default under this Mortgage, Mortgagor shall collect and receive all Rents as trustee for the benefit of Mortgagee and Mortgagor, shall apply the Rents so collected to the amount then due and payable under this Mortgage with a balance, so long as no Event of Default has occurred and is continuing, to the account of Mortgagor, it being intended by Mortgagor and Mortgagee that this assignment of Rents constitutes an absolute assignment and not an assignment for additional security only. Upon the occurrence of an Event of Default and during the continuance and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Property in person, by agent or by a receiver, Mortgagee shall immediately be entitled to possession of all Rents as the same become due and payable, including but not limited to, Rents then due and unpaid, and all such Rents shall immediately upon delivery be held by Mortgagor as trustee for the benefit of Mortgagee only. Mortgagor agrees that after an Event of Default has occurred, each tenant of the Property shall pay such Rents to Mortgagee or Mortgagee's agent on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of a default by Mortgagor. Mortgagor hereby covenants that Mortgagor has not executed any prior assignment of Rents, that Mortgagor has not performed, and will not perform any acts which would prevent Mortgagee from exercising its rights under this section. Mortgagor covenants that Mortgagor will not hereafter collect or accept payment of any Rents more than one month prior to the due dates of such Rents nor (excepting payment of arrears) in an amount referable to a period exceeding one month. Mortgagor further covenants that Mortgagor will execute and deliver to Mortgagee such further assignments of Rents as Mortgagee may from time to time request.
5.2     Compliance  with  Leases.  Mortgagor  shall  comply  with all Leases and
        ------------------------
shall notify Mortgagee if Mortgagor is unable to do so or determines that it will be unable to do so for any significant terms. Mortgagee may do whatever it determines is necessary to insure that all Leases continue in effect whenever Mortgagee determines that Mortgagor is or may be unable to perform any significant term of the Leases.
5.3     Modification of Leases.  Mortgagor shall not materially amend, modify or
        ----------------------
cancel the Lease nor significantly change the terms of any other Lease and shall not materially reduce any rent (other than rent payable by Mortgagor under the Lease) without the prior written consent of Mortgagee. Without limiting the foregoing, if a petition in bankruptcy is filed by or against Landlord and the Lease is rejected by Landlord pursuant to such bankruptcy proceeding, Mortgagor shall have no right to treat the Lease as terminated pursuant to such rejection without the prior written consent of Mortgagee.
5.4     No  Delegation  of Mortgagor's Duties and Indemnity.  Mortgagor does not
        ---------------------------------------------------
hereby delegate to Mortgagee Mortgagor's duties under the Leases and Mortgagee shall not be obligated to discharge such duties. Mortgagor shall indemnify Mortgagee and hold it harmless from all claims, regardless of merit, in any way arising out of the Leases and the assignment to Mortgagee of the Leases and Rents and any expenses related to such claims, including, without limitation, reasonable attorneys' fees. Mortgagor shall reimburse Mortgagee for any claims paid or reasonable expenses incurred by Mortgagee which fall within the preceding indemnity immediately upon demand.
5.5     Subordination  of  Leases.  All  Leases  and  the  rights  of  tenants
        -------------------------
thereunder  shall  be subordinate to the lien of this Mortgage and to all terms,
        -
conditions and provisions hereof, and to any renewal, consolidation, extension, modification or replacement hereof, and every Lease shall provide for such subordination therein.
5.6     Attornment.  The  tenant  of any Lease shall attorn to anyone, including
        ----------
Mortgagee, who acquires the lessor's interest in the Lease and the Property ("Purchaser"), whether by foreclosure sale or otherwise. The tenant's attornment shall be effective immediately upon the Purchaser's succession to the lessor's interest and the Lease shall continue in effect between Purchaser as lessor and the tenant without any further act of Purchaser, Mortgagee or the tenant. Purchaser shall have no liability for any act, omission or obligation of the previous lessor. Except as otherwise set forth in the Lease, every Lease shall provide for such attornment therein.
5.7     Notice  of Lease Default.  If at any time Mortgagor receives notice of a
        ------------------------
default, breach, termination or claim of eviction (actual or constructive) from Landlord under the Lease or from any tenant under any other Lease, Mortgagor shall deliver a copy of such notice to Mortgagee within two business days after Mortgagor's receipt of such notice; provided, however, this 5.7 shall not apply at any time that Mortgagee and Landlord are the same party.
                ARTICLE 6:     DEFAULT, ACCELERATION AND REMEDIES
6.1     Event  of  Default.  Any  one  or  more  of  the  following events shall
        ------------------
constitute  an  "Event  of  Default"  hereunder:
6.1.1 Mortgagor fails to pay any installment on the Note or any other monetary obligation payable by Mortgagor under the Loan Documents within 10 days after such payment is due.
6.1.2     Mortgagor fails to comply with any covenant set forth in  3.14 hereof.
6.1.3 Mortgagor fails to observe and perform any other covenant, condition or agreement under the Loan Documents to be performed by Mortgagor and [i] such failure continues for a period of 30 days after written notice thereof is given to the Mortgagor by the Mortgagee; or [ii] if, by reason of the nature of such default the same cannot be remedied within the said 30 days, Mortgagor fails to proceed with diligence reasonably satisfactory to Mortgagee after receipt of the notice to cure the same or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 6.1.1.
6.1.4 [i] The filing by Mortgagor of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Mortgagor: [ii] the failure by Mortgagor within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Mortgagor, or to lift or stay any execution, garnishment or attachment of such consequences as will impair its ability to carry on its operation at a Facility; [iii] the entry of an order for relief under 11 U.S.C. in respect of Mortgagor; [iv] any assignment by Mortgagor for the benefit of its creditors; [v] the entry by Mortgagor into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Mortgagor in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency or similar laws; or [vii] appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Mortgagor (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
6.1.5 [i] Any receiver, administrator, custodian or other person takes possession or control of all or part of any Facility and continues in possession for 60 days; [ii] any writ against all or part of any Facility is not released within 60 days; [iii] any final judgment is rendered against all or part of any Facility or Mortgagor which affects all or part of a Facility for the payment of money in excess of $250,000.00 (exclusive of judgment amounts covered by insurance) which is undismissed for 60 days (except as otherwise provided in this Agreement) or such longer period during which execution of the same shall have been stayed, appealed therefrom and cause the execution thereof to be stayed during such appeal; [iv] all or a substantial part of the assets of Mortgagor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and are not released within 60 days; [v] Mortgagor is enjoined, restrained or in any way prevented by court order or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Mortgagor from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of a Facility and is not dismissed within 30 days.
6.1.6 Any material representation or warranty made by Mortgagor in the Loan Documents, any security for the Loan, or any report, certificate, application, financial statement or other instrument furnished by Mortgagor pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
6.1.7 Mortgagor defaults on any indebtedness or obligation to Mortgagee or Landlord including, but not limited to the Leases, any agreement with Mortgagee or Landlord, which is not cured within any applicable cure period. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended or renewed from time to time.
6.1.8     An  Event  of  Default  under any loan shown as a Permitted Exception.
6.2     Rights and Remedies Upon Default.  Whenever any Event of Default occurs,
        --------------------------------
Mortgagee may take any one or more of the following remedial steps concurrently or successively in addition to any other remedies under the Loan Documents, at law or in equity, to the extent permitted by applicable law.
6.2.1 The Secured Obligations shall be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, notice of default, notice of intention to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which Mortgagor hereby waives.
6.2.2 Mortgagee may enter and take possession of the Real Property without terminating this Mortgage, and complete construction of the Improvements (or any part thereof) and perform the obligations of Mortgagor under the Loan Documents.
6.2.3 To the extent permitted by law and in accordance with all applicable law, Mortgagee may exercise its power of sale.
6.2.4 Mortgagee may foreclose this Mortgage or accept delivery of a deed in lieu of foreclosure. In any foreclosure or sale, Mortgagee shall be under no obligation either to marshal any assets of the Mortgagor or to marshal any portions of the Property.
6.2.5     Mortgagee  may  sue  Mortgagor directly to collect any monies then due and may take any action at law or equity (including bringing an action for a mandatory injunction, restraining order or specific performance) to enforce performance of Mortgagor's Obligations.
6.2.6 For any security in which no interest arises under real estate law, Mortgagee may exercise its rights as a secured party under Article 9. Mortgagor agrees that a commercially reasonable manner of disposition of the Property subject to security interests under Article 9 shall include, without limitation and at the option of Mortgagee, the sale of the Property in whole or in part, concurrently with the foreclosure sale of the Property in accordance with the provisions of this Mortgage.
6.2.7     Mortgagee  may  terminate  its  obligation  to disburse loan proceeds.
6.2.8 Mortgagee may, and is hereby authorized by Mortgagor, at any time or from time to time, to the fullest extent permitted by law, without advance notice to Mortgagor (any such notice being expressly waived by Mortgagor) to set-off and apply any and all sums held by Mortgagee, any indebtedness of Mortgagee to Mortgagor, any and all claims by Mortgagor against Mortgagee, against any obligations of Mortgagor hereunder, and against claims by Mortgagee against Mortgagor, whether or not such obligations or claims of Mortgagor are matured and whether or not Mortgagee has exercised any other remedies hereunder.
6.2.9 In any action or proceeding to foreclose this Mortgage, or upon actual or threatened waste to any part of the Property, Mortgagee may apply, without notice to Mortgagor, for the appointment of a receiver ("Receiver") of the business conducted by Mortgagor on the Real Property. Unless prohibited by law, such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such Receiver and without regard to the then value of the Property, and Mortgagee may be appointed as Receiver. The Receiver shall have the power to collect the rents, issues and profits of the business conducted by Mortgagor on the Real Property during the pendency of the foreclosure and, in case of a sale and deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any future times, if any, when Mortgagor, except for the intervention of such Receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the business conducted by Mortgagor on the Real Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Secured Obligations or applied to remedy any default hereunder as Mortgagee may direct. Mortgagor, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
6.2.10 Mortgagee may obtain control over and collect all accounts, contract rights, instruments, documents, or chattel paper of Mortgagor now owned or existing or hereafter arising or acquired (the "Receivables") and apply the proceeds of the collections to satisfaction of the Secured Obligations unless prohibited by law. Mortgagor appoints Mortgagee or its designee as attorney for Mortgagor with powers [i] to receive, to indorse, to sign and/or to deliver, in Mortgagor's name or Mortgagee's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Mortgagor's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Mortgage. Mortgagee shall not be liable for any omissions, commis-sions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Mortgagee's option, Mortgagor shall [i] provide Mortgagee a full accounting of all amounts received on account of Receivables with such frequency and in such form as Mortgagee may require, either with or without applying all collections on Receivables in payment of Mortgagor's Obligations secured hereby or [ii] deliver to Mortgagee on the day of receipt all such collections in the form received and duly indorsed by Mortgagor. At Mortgagee's request, Mortgagor shall institute any action or enter into any settlement determined by Mortgagee to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Mortgagee may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Mortgagee, thereby terminating Mortgagor's authority to collect Receivables. After terminating Mortgagor's authority to enforce or collect Receivables, Mortgagee shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Mortgagee shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Mortgagor's cost and expense, but on behalf of Mortgagee and for Mortgagee's account, Mortgagor shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Mortgagee, but Mortgagor may commingle such collections with Mortgagor's own funds, until Mortgagor's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Mortgagee does not assume any of Mortgagor's obligations under any Receivable, and Mortgagee shall not be responsible in any way for the performance of any of the terms and conditions thereof by Mortgagor.
6.2.11 Mortgagee may take any other action which Mortgagee is entitled to take under any law, equity, or the Loan Documents
6.2.12 Mortgagee may, at its option, but without any obligation so to do, and without waiving or releasing Mortgagor from any of the agreements and covenants in the Loan Documents, pay any sum or perform any act or take such action as Mortgagee may deem necessary or desirable in order to protect the lien of this Mortgage, the Property or otherwise in the sole discretion of Mortgagee. Mortgagor hereby grants to Mortgagee, and agrees that Mortgagee shall have, after the occurrence of one or more Events of Default, the absolute and immediate right to enter in and upon the Real Property or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable for such purpose. Mortgagee may pay and expend such sums of money as it may, in its sole discretion, deem necessary for the purposes stated herein. Mortgagor hereby agrees to pay to Mortgagee, on demand, all such sums so paid or expended by Mortgagee, together with interest thereon from the date of  each  such payment or expenditure at the default rate specified in the Note.
6.3     Sale  of  Property.  The  following  provisions apply to any sale of the
        ------------------
Property  pursuant  to  this  Article  6 or pursuant to any judicial proceeding.
6.3.1     Receipt  Sufficient Discharge for Purchaser.  The receipt of the court
          -------------------------------------------
officer or other person conducting any such sale for the purchase money paid at any such sale shall be sufficient discharge thereof to any purchaser of the Property, or any part thereof, sold as aforesaid. No such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for purpose of this Mortgage, or shall be answerable in any matter whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.
6.3.2     Mortgagee's Purchase of Property.  Mortgagee or any holder of the Note
          --------------------------------
may bid for and purchase the Property being sold, and upon compliance with the terms of sale, Mortgagee or any holder of the Note may hold, retain, possess and dispose of such Property in its own absolute right without further accountability.
6.3.3     Application  of  Proceeds of Sale.  Unless Mortgagee elects otherwise,
          ---------------------------------
the purchase money or proceeds of any such sale shall be applied: first, to all charges, expenses and fees payable by Mortgagor under the Loan Documents, including all attorney's fees, Receiver's fees and other costs and expenses incurred by Mortgagee, with interest thereon at the default rate specified in the Note; second, to all unpaid interest accrued on any of the Secured Obligations; third, to the principal amount outstanding of the Secured Obligations; and the balance, if any, to Mortgagor.
6.3.4     No  Defense;  Waiver.  Failure to join or to provide notice to tenants
          --------------------
under any Leases as defendants in any foreclosure action or suit shall not [i] constitute a defense to such foreclosure; [ii] preclude Mortgagee from obtaining a deficiency judgment or otherwise reduce or diminish the amount of any such judgment in any manner whatsoever; or [iii] give rise to any claims by Mortgagor, or any person claiming through or under Mortgagor, against Mortgagee. Upon the request of Mortgagee and to the extent not prohibited by applicable law, Mortgagor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Mortgagee in connection with any foreclosure proceedings. The obligations of Mortgagor to so execute and file such waiver shall survive the termination of this Mortgage.
6.3.5     Value of Property.  At any judicial or other sale of the Property, the
          -----------------
purchase price paid for the Property by Mortgagee or any other purchaser shall be conclusive evidence of the value of the Property and Mortgagee shall have an absolute right to obtain a deficiency judgment of all amounts due under the Secured Obligations in excess of the amount of such purchase price. Mortgagor waives the right to contest the value of the Property through appraisals or otherwise.
                          ARTICLE 7:     MISCELLANEOUS
7.1     Advances  by  Mortgagee.  At  any  time and from time to time during the
        -----------------------
term of this Mortgage, Mortgagee may incur and/or pay and/or advance costs or expenses: [i] incurred or advanced by Mortgagee which Mortgagee is authorized or has the right (but not necessarily the obligation) to incur or may incur under any term of any Loan Document or any law; [ii] of whatever nature incurred or advanced by Mortgagee in exercising any right or remedy provided by any term of any Loan Document or in taking any action which Mortgagee is authorized to take by any term of any Loan Document; [iii] required to be paid by Mortgagor by any term of any Loan Document, but which Mortgagor fails to pay upon demand; or [iv] any and all costs and expenses from which Mortgagor is required to hold
Mortgagee harmless by any term of any Loan Document, but from which Mortgagor fails to hold Mortgagee harmless. Any reasonable costs, expenses, or advances incurred or paid by Mortgagee shall become part of the loan and, upon demand, shall be paid to Mortgagee together with interest thereon at the default rate specified in the Note from the date of disbursement by Mortgagee. Payment of such costs, expenses, or advances shall be secured by this Mortgage.
7.2     Power  of  Attorney.  Except  as  otherwise  set  forth  in  the  Lease,
        -------------------
Mortgagor hereby irrevocably and unconditionally appoints Mortgagee, or Mortgagee's authorized officer, agent, employee or designee, as Mortgagor's true and lawful attorney-in-fact, to act for Mortgagor in Mortgagor's name, place, and stead, to execute, deliver and file [i] all applications and any and all other necessary documents and instruments in order to convey the Property in fee simple to any purchaser upon foreclosure sale of the Property, to effect the issuance, transfer, reinstatement, renewal and/or extension of any and all certificates of need, licenses, and other governmental authorizations issued to Mortgagor in connection with Mortgagor's operation of the Property to permit any transferee to operate the Property under such governmental authorizations; [ii] financing statements and continuation statements with such filing offices as Mortgagee deems necessary or desirable to further evidence and perfect Mortgagee's security interest in the personal property collateral granted pursuant to this Mortgage Instrument; and [iii] to do any and all other acts incidental to any of the foregoing. Mortgagor irrevocably and unconditionally grants to Mortgagee as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Mortgagor might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Mortgagor's Obligations. Except in the case of an emergency, Mortgagee shall give Mortgagor three business days prior written notice before acting on behalf of Mortgagor pursuant to this power of attorney.
7.3     Attorney's  Fees and Expenses.  Mortgagor shall pay all reasonable costs
        -----------------------------
and expenses incurred by Mortgagee in administering the Secured Obligations and all collateral for the Secured Obligations, enforcing or preserving Mortgagee's rights under the Note, this Mortgage, any guaranty of Mortgagor's Obligations, and all other Loan Documents, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] attorney and paralegal fees and disbursements; [iii] the expenses of Mortgagee and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other proceedings and for lodging, travel and attendance at meetings, hearings, depositions, and trials in connection therewith; [iv] court costs; and [v] consulting and witness fees and expenses incurred by Mortgagee in connection with any such proceedings. All such costs, charges and fees as incurred shall be deemed to be secured by this Mortgage and collectible out of the proceeds of this Mortgage in any manner permitted by law or by this Mortgage.
7.4     Construction  of  Rights  and Remedies and Waiver of Notice and Consent.
        -----------------------------------------------------------------------
7.4.1 The provisions of this part 7.4 shall apply to all rights and remedies provided by this Mortgage or any Loan Document or by law or equity.
7.4.2     Waiver of Notices and Consent to Remedies.  Unless otherwise expressly
          ------------------------------------------
provided  herein  or  in  the  other  Loan Documents, any right or remedy may be pursued without notice to or further consent of Mortgagor, both of which Mortgagor waives.
7.4.3 Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.
7.4.4 No extension of time for or modification of amortization of the loan shall release the liability or bar the availability of any right or remedy against Mortgagor or any successor in interest, and Mortgagee shall not be required to commence proceedings against Mortgagor or any successor or to extend time for payment or otherwise to modify amortization of the loan secured by this Mortgage by reason of any demand by Mortgagor or any successor.
7.4.5 Mortgagee has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.
7.4.6 No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.
7.4.7 Failure by Mortgagee to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Mortgagor hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Mortgagor with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Mortgagor is continued or repeated, or of the right to recover possession of the Property by reason thereof. To the extent permitted by law, any two or more of such rights  or  remedies  may  be  exercised  at  the  same  time.
7.4.8     If  any  covenant  or  agreement  contained  in  any  Loan Document is breached by Mortgagor and thereafter waived by Mortgagee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Mortgagee. No course of dealing between Mortgagee and Mortgagor, nor any delay or omission on the part of Mortgagee in exercising any rights under any of the Loan Documents, shall operate as a waiver.
7.4.9 Pursuant to this Mortgage, Mortgagor has granted to Mortgagee a security interest in the personal property and Fixtures comprising a part of the Property to further secure the Secured Obligations. Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral (including Fixtures) in which Mortgagor has an interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to perfect and maintain perfected Mortgagee's security interest in such collateral, and shall pay all filing fees in connection therewith. If Mortgagor fails to execute any such statement pursuant to Mortgagee's request, Mortgagee may execute such statement as Mortgagor's attorney-in-fact pursuant to the power of attorney made by Mortgagor under 7.2 hereof. In the event of the occurrence of one or more Events of Default, Mortgagee, pursuant to the applicable provision of Article 9, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the Property, in which event the default provisions of Article 9 shall not apply. The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personal property or Fixtures separately from the other Property, the giving of five days' notice by
Mortgagee, sent by an overnight mail service, postage prepaid, to Mortgagor at its address referred to in the introductory paragraph herein, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto.
7.4.10 Mortgagor and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note, and the lien of this Mortgage shall not be affected by reason of [i] the failure of Mortgagee to comply with any request of Mortgagor (or of any other person so obligated), to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the Secured Obligations, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Mortgagor and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee.
7.4.11 Mortgagor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, [i] the benefit of any and all valuation and appraisement laws, [ii] any right of redemption after the date of any sale of the Property upon foreclosure, whether statutory or otherwise, in respect of the Property, [iii] any applicable homestead or dower laws, and [iv] all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.
7.4.12 Nothing contained in any of the Loan Documents shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials  or  other  property  is  prior  to  the  lien  of  this  Mortgage.
7.5     Notices.  All  notices,  demands,  requests,  and  consents (hereinafter
        -------
"notices") given pursuant to the terms of this Mortgage shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Mortgage and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Mortgagee and Mortgagor may change their notice address at any time by giving the other party written notice of such change.
7.6     Amendment.  This  Mortgage  may  only  be amended by a writing signed by
        ---------
Mortgagee and Mortgagor. All references to this Mortgage, whether in this Mortgage or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Mortgage made after the Effective Date.
7.7     Waivers  Relating  to  Financing.
        --------------------------------
7.7.1 Mortgagor [i] acknowledges that Mortgagee would not have extended to Mortgagor the credit giving rise to Secured Obligations (the "Credit") and will not continue to extend Credit to Mortgagor but for this Mortgage; [ii] warrants that Mortgagor has given this Mortgage to induce Mortgagee to extend and to continue to extend Credit to Mortgagor; [iii] agrees that Mortgagee may rely on this Mortgage in extending future Credit to Mortgagor; [iv] warrants that Mortgagor has received good and valuable consideration for this Mortgage; [v] waives acceptance of this Mortgage; [vi] warrants that Mortgagor has not given this Mortgage in reliance upon the existence of any other security for or guaranty of the Secured Obligations or anyone liable for performing the Secured Obligations (collectively the "Security"); [vii] acknowledges receipt of notice of all Credit extended before this date; [viii] waives notice of any Credit extended after this date; and [ix] waives protest and any other notice of failure to pay any Credit or to perform any agreement relating to any Credit or security for or guaranty of the Secured Obligations.
7.7.2 Mortgagor [i] warrants that Mortgagor has not relied on any information about the Security, any mortgagor, or the Credit provided directly or indirectly by Mortgagee; [ii] warrants that Mortgagor is familiar with the Security; [iii] warrants that Mortgagor has had ample opportunity to investigate the Security, and the effect that the Credit will have; [iv] warrants that Mortgagor has been provided all information concerning the Security that
Mortgagor has requested; [v] warrants that Mortgagor has had adequate opportunity to seek and evaluate professional advice concerning the Security, and this Mortgage from advisors of Mortgagor's choosing, including financial and legal advice; [vi] agrees that Mortgagor shall not rely on any information provided by Mortgagee about the Security, including any other mortgagor; [vii] shall continue to investigate and evaluate the Security independently throughout the term of this Mortgage; and [viii] acknowledges that Mortgagee has no obligation to provide Mortgagor any information about the Security.
7.7.3 Without notice to or consent of Mortgagor, Mortgagee may do or refrain from doing anything affecting any Credit or any Security including the following: [i] granting or not granting any indulgences to anyone liable for payment of any Credit or any Security; [ii] failing to get or to perfect any Security; [iii] failing to get an enforceable agreement to repay any Credit; [iv] releasing any Security or anyone or any property from liability for payment of any Credit; [v] changing any agreement relating to any Credit or any Security; [vi] extending the time for payment of any Credit including extending the time beyond the term of the notes or other documents evidencing the Secured Obligations; or [vii] delaying in enforcing or failing to enforce any rights to payment of any Credit or rights against any Security.
7.7.4 Mortgagor's obligations under this Mortgage shall not be affected by [i] any default in any document concerning any Secured Obligations or Security when accepted by Mortgagee or arising anytime thereafter; [ii] the unenforceability of or defect in any Security or document relating to any Secured Obligations; [iii] any decline in the value of any Security; or, [iv] the death, incompetence, insolvency, dissolution, liquidation, or winding up of affairs of Mortgagor, or anyone liable for any Security or any Secured Obligations or the start of insolvency proceedings by or against any such person or entity.
7.7.5     WAIVER  OF  SURETY'S  DEFENSES.  MORTGAGOR  WAIVES  ALL SURETYSHIP AND
          ------------------------------
OTHER  SIMILAR  DEFENSES.
                          ARTICLE 8:     INTERPRETATION
8.1     Captions.  The  captions and headings contained in this Mortgage are for
        --------
convenient reference only and are not to be used to interpret or define the provisions hereof.
8.2     Severability.  If  any  provision  of  this  Mortgage or the application
        ------------
thereof to any party or circumstance shall, to any extent, be adjudged to be invalid or unenforceable, the remainder of this Mortgage and the application of any such provision to other parties or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.
8.3     Governing  Law.  This  Mortgage  and  the  rights and obligations of the
        --------------
parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state where the Real Property is located.
8.4     Survival.  All  agreements, representations, and warranties contained in
        --------
this Mortgage shall survive the execution and delivery of this Mortgage, and shall be deemed to be effective continuously throughout the term of this Mortgage Instrument.
                           ARTICLE 9:     CONSTRUCTION
9.1     No  Liability  for  Mortgagee.  Mortgagor hereby acknowledges and agrees
        -----------------------------
that  the  undertaking  of  Mortgagee under this Mortgage is limited as follows:
(a) Mortgagee is not and will not be in any way the agent for or trustee of Mortgagor. Mortgagee's purpose in making the requirements set forth herein is to protect the validity and priority of this Mortgage and the value of its security.
(b) This Mortgage is not to be construed by Mortgagor or anyone furnishing labor, materials, or any other work or product for improving the Property as an agreement by Mortgagee to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Mortgagor is and shall be solely responsible for such payments.
9.2     Conflict  with Lease.  For so long as Emeritus Corporation is the tenant
        --------------------
under the Lease, if there is any conflict between the terms and conditions set forth herein and the Lease, the terms of the Lease shall govern.
          NOW, THEREFORE, if Mortgagor shall pay Mortgagor's Obligations in full and shall fully comply with this Mortgage, then this Mortgage and the estate hereby granted shall cease, and Mortgagee shall thereupon release this Mortgage at the cost and expense of Mortgagor (all claims for statutory penalties, in case of Mortgagee's failure to release, being hereby waived); otherwise, this Mortgage shall remain in full force and effect.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Mortgage has been duly executed as of (but not necessarily on) the Effective Date.
Signed  and  acknowledged  in  the  present  of:     EMERITUS  CORPORATION

                                   By:     /s/  William  Shorten
                                           ---------------------
Signature  /s/_Scott  Marshall          By:  William  Shorten
           --- ---------------             ------------------
Print  Name  Scott  Marshall
             ---------------
     Title:

Signature  /s/  Howard  Kang
           -----------------
Print  Name  Howard  Kang
             ------------



STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was executed and acknowledged before me this ___ day of August, 2003 by _________________________, the
_________________________ of Emeritus Corporation, a Washington corporation, on behalf of the corporation.


     Notary  Public

My  Commission  Expires:          [SEAL]

                          EXHIBIT A:  LEGAL DESCRIPTION
                        FACILITY NAME:  STONECREEK LODGE
Beginning at an existing iron pin in the North right-of-way line of Stonestreet Parkway, said point also being the Southeast corner of a tract conveyed to T.E. Lynn and Edwin Rausch, recorded in Deed Book 3969, page 142, in the Office of the Clerk of Jefferson County, Kentucky; thence continuing with said tract's property line, North 31 degrees 14 minutes 17 seconds East 298.66 feet to an existing monument in the South line of Timothy Hills Subdivision, Section 1-B-1, as recorded in Plat and Subdivision Book 20, page 99, in the Office aforesaid; thence South 86 degrees 59 minutes 48 seconds East 263.80 feet to an existing pipe in the South line of Timothy Hills Subdivision Section 1-A, as recorded in Plat and Subdivision Book 20, page 12, in the Office aforesaid; thence South 87 degrees 01 minute 05 seconds East 475.00 feet to a set iron pin with cap; thence South 37 degrees 22 minutes 14 seconds West 623.60 feet to a point in the aforementioned right-of-way line of Stonestreet Parkway and center of Ponder Creek; thence with said right-of-way line, North 51 degrees 45 minutes 24 seconds West 48.01 feet to a set iron pin with cap; thence North 78 degrees 36 minutes 12 seconds West 177.15 feet to an existing monument; thence North 51 degrees 45 minutes 24 seconds West 197.42 feet to an existing iron pin; thence North 58 degrees 08 minutes 28 seconds West 173.97 feet to an existing iron pin, the point of beginning. Being Tract 1, as shown on Minor Subdivision Plat #307.95, approved by Louisville and Jefferson County Planning Commission on November 8, 1995, attached to Deed of record in Deed Book 6730, page 640, in the Office aforesaid.
Being the same property acquired by LM LOUISVILLE ASSISTED LIVING, LLC, a Delaware limited liability company, by Deed dated April 2, 1996, of record in Deed Book 6730, page 640, in the Office of the Clerk of Jefferson County, Kentucky.

                        EXHIBIT B:  PERMITTED EXCEPTIONS
                        FACILITY NAME:  STONECREEK LODGE
1. Lien of 2003 State, Metro Government and School taxes, not yet due and payable.
2. Easements for sewers and drain, granted Jefferson County Community Improvement District, recorded in Deed Book 4779, page 12, in the Office aforesaid, as to Easements A and B referenced in the Deed of Easement.
3. Certificate of Land Use Restrictions of record in Deed Book 6036, page 818, in the Office aforesaid, for zoning change Docket #9-7-90.
4. Extension of Boundaries Agreement with Louisville and Jefferson County Metropolitan Sewer District, of record in Deed Book 6248, page 813, in the Office aforesaid.
5. Sanitary sewer and drain easement 20 feet in width, running East-West across subject property, of record in Deed Book 6716, page 437, in the Office aforesaid, as affected by Encroachment Agreement of record in Deed Book 6716, page 440, in the Office aforesaid.
6. All matters shown on minor subdivision plat being Docket #307-95 attached to Deed of record in Deed Book 6730, page 640, in the Office aforesaid.
7. Easement granted Louisville Gas and Electric Company, of record in Deed Book 6798, page 234, in the Office aforesaid.
8. Mortgage in favor of Teachers Insurance and Annuity Association of America, dated September 30, 1997, recorded in Mortgage Book 4469, page 838, as assigned to Morgan Stanley Dean Witter Mortgage Capital, Inc., in Deed Book 7547, page 950, and further assigned to Regency Savings Bank F.S.B. in Deed Book 7642, page 609, in the Office aforesaid.
9. Assignment of Leases and Rents in favor of Teachers Insurance and Annuity Association of America, dated September 30, 1977, of record in Deed Book 6943, page 701, as assigned to Morgan Stanley Dean Witter Mortgage Capital, Inc., in Deed Book 7547, page 950 and further assigned to Regency Savings Bank, F.S.B. in Deed Book 7642, page 614, in the Office aforesaid.
10. Subordination, Non-Disturbance and Attornment Agreement in favor of Teachers Insurance and Annuity Association of America, dated September 30, 1997, of record in Deed Book 6943, page 718, in the Office aforesaid.
11. Rights of riparian owners in and to the free and unobstructed flow of water of Ponder Creek, also known as Upper 700 Tributary and Bee Lick Creek.

                        EXHIBIT C:  FACILITY INFORMATION

        FACILITY NAME     STREET ADDRESS     FACILITY TYPE (PER LICENSE)
   LICENSED OPERATOR     COUNTY     BEDS/UNITS     MEMORANDUM OF LEASE RECORDING
   -----------------     ------     ----------     -----------------------------
                                   INFORMATION
                                   -----------
Stonecreek  Lodge

("Louisville  Facility")     9251  Stonestreet  Parkway     Assisted  Living
     Louisville,  KY  40270     ___  licensed  beds
Emeritus  Corporation     County:  Jefferson     80  units
---------------------     ------------------     ---------